Target Fund
State Farm Growth Fund
State Farm Balanced Fund
State Farm Interim Fund
State Farm Municipal Bond Fund

STATE FARM GROWTH FUND

STATE FARM BALANCED FUND

STATE FARM INTERIM FUND

STATE FARM MUNICIPAL BOND FUND

each, a series of State Farm Associates' Funds Trust

One State Farm Plaza,

Bloomington, Illinois 61710

ADVISERS INVESTMENT TRUST

50 S. LaSalle Street

Chicago, Illinois 60603

(312) 557-4100

Supplement Dated May 4, 2021 to the

Combined Proxy Statement/Prospectus Dated April 18, 2021

Effective immediately, the following changes are made to the Combined Proxy Statement/Prospectus:

The chart on page 63 of the Combined Proxy Statement/Prospectus showing the total number of outstanding shares of the Target Funds as of March 12, 2021 is replaced with the following:

Shares

Outstanding

59,661,151.353

27,732,524.709

48,317,198.460

83,497,092.096

The chart on page 64 of the Combined Proxy Statement/Prospectus showing in the aggregate the number and percentage of shares of the Funds owned by State Farm Investment Management Corp. of record as Custodian for IRA plans as of March 12, 2021 is replaced with the following:

Fund	# of Shares	% Ownership
Target State Farm Growth Fund	19,896,925.451	33.3%
Target State Farm Balanced Fund	13,014,039.535	46.9%
Target State Farm Interim Fund	30,629,697.501	63.4%
Target State Farm Municipal Bond Fund	6,107,658.846	7.3%

This supplement should be retained and read in conjunction with the Combined Proxy Statement/Prospectus. Please keep it for future reference.